UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2009

WIND RIVER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33061	94-2873391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Wind River Way, Alameda, California 94501

(Address of principal executive offices, including zip code)

(510) 748-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On March 5, 2009, Wind River Systems, Inc. (the Registrant”) issued a press release announcing its financial results for the three and twelve months ended January 31, 2009. The press release did not include certain other financial information that will be filed with the Securities and Exchange Commission as part of the Registrant’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009. A copy of the press release relating to such announcement, dated March 5, 2009, is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference in its entirety.

The information contained in this Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release announcing Wind River’s financial results for the three and twelve months ended January 31, 2009, dated March 5, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIND RIVER SYSTEMS, INC.

Dated: March 5, 2009	By:	/s/ Ian R. Halifax
Ian R. Halifax
Senior Vice President of Finance and Administration, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release announcing Wind River’s financial results for the three and twelve months ended January 31, 2009, dated March 5, 2009